
                                            COMMUNITY BANKS, INC. & SUBSIDIARIES
                                             Fiscal Insight - December 31, 2002


                                                          KEY RATIOS
                                                          ----------

                                                                                  2002                                  2001
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Fourth      Third     Second      First                Fourth
                                                         Annual      Quarter    Quarter    Quarter    Quarter     Annual    Quarter
------------------------------------------------------------------------------------------------------------------------------------
Earnings per share - basic (1)                           $ 2.00      $ 0.51     $ 0.51     $ 0.50      $ 0.48     $ 1.48    $ 0.48
Earnings per share - diluted (1)                         $ 1.95      $ 0.49     $ 0.50     $ 0.49      $ 0.47     $ 1.45    $ 0.47
Return on average assets                                   1.17%       1.13%      1.17%      1.19%       1.19%      0.97%     1.18%
Return on average equity                                  15.46%      14.46%     15.09%     16.25%      15.30%     12.21%    15.11%

Net interest margin                                        3.78%       3.65%      3.78%      3.76%       3.96%      3.83%     3.87%
Other income/revenues (FTE excluding security gains)      19.08%      20.00%     16.83%     20.95%      18.49%     17.21%    18.76%
Provision for loan losses/average loans (annualized)                   0.26%      0.22%      0.29%       0.76%                0.62%
Efficiency ratio (2)                                      57.02%      59.84%     55.04%     58.11%      54.96%     59.80%    56.42%

Non-performing assets to period-end loans                              1.17%      1.03%      1.08%       1.28%                1.37%
90 day past due loans to period-end loans                              0.11%      0.08%      0.11%       0.13%                0.19%
                                                                -----------------------------------------------            ---------
Total risk elements to period-end loans                                1.28%      1.11%      1.19%       1.41%                1.56%
                                                                ===============================================            =========

Allowance for loan losses to loans                                     1.36%      1.41%      1.43%       1.42%                1.42%
Allowance for loan losses to
        non-accrual loans                                               131%       148%       139%        136%                 109%
Net charge-offs/average loans (annualized)                             0.45%      0.16%      0.22%       0.60%                0.46%

Equity to assets                                                       7.69%      7.87%      7.66%       7.10%                7.37%


 (1) Per share data has been restated to reflect stock dividends.
 (2) 2001 includes merger costs




                                                    PER SHARE STATISTICS *
                                                    ----------------------

Diluted Earnings per Share
-------------------------------------------------------------------------------------------------------------------------
                                                Fourth          Third          Second          First
                                                Quarter        Quarter         Quarter        Quarter          Total
-------------------------------------------------------------------------------------------------------------------------
2002                                            $ 0.49         $ 0.50          $ 0.49         $ 0.47          $ 1.95
2001                                            $ 0.47         $ 0.46          $ 0.43         $ 0.09          $ 1.45
2000                                            $ 0.36         $ 0.39          $ 0.38         $ 0.37          $ 1.50
-------------------------------------------------------------------------------------------------------------------------


Average Diluted Shares Outstanding
-------------------------------------------------------------------------------------------------------------------------
                                                Fourth          Third          Second          First        Average for
                                                Quarter        Quarter         Quarter        Quarter          Year
-------------------------------------------------------------------------------------------------------------------------
2002                                             9,378          9,441           9,478          9,470           9,442
2001                                             9,503          9,456           9,437          9,236           9,419
2000                                             9,209          9,237           9,251          9,305           9,246
-------------------------------------------------------------------------------------------------------------------------


Book Value per Share (excluding accumulated other comprehensive income)
---------------------------------------------------------------------------------------------------------
                                                Fourth          Third          Second          First
                                                Quarter        Quarter         Quarter        Quarter
---------------------------------------------------------------------------------------------------------
2002                                            $13.40         $13.13          $12.92         $12.63
2001                                            $12.41         $12.11          $11.81         $11.53
2000                                            $11.51         $11.29          $11.10         $10.87
---------------------------------------------------------------------------------------------------------

 * Per share data has been restated to reflect stock dividends.



                                                        QUARTER END INFORMATION
                                                        -----------------------

(dollars in thousands)                                                             2002                                    2001
--------------------------------------------------------------------------------------------------------------------  --------------
                                                          Fourth           Third          Second           First          Fourth
                                                          Quarter         Quarter         Quarter         Quarter         Quarter
--------------------------------------------------------------------------------------------------------------------  --------------
Loans, net                                             $   892,225    $   891,845   $     870,400   $     866,236       $   845,146
Earning assets                                           1,576,269      1,529,569       1,492,394       1,463,995         1,404,875
Intangible assets                                            2,210          1,778           1,060             950               968
Total assets                                             1,679,898      1,626,828       1,591,409       1,563,266         1,509,734
Deposits                                                 1,132,913      1,115,395       1,113,676       1,096,007         1,003,225
Long-term debt                                             335,533        295,771         300,778         300,782           322,155
Total shareholder's equity                                 129,162        128,050         121,862         110,951           111,249
Accumulated other comprehensive income (net of tax)          6,538          7,680           2,502          (5,947)           (4,024)
--------------------------------------------------------------------------------------------------------------------  --------------



                                       CONDENSED CONSOLIDATED QUARTERLY AVERAGE STATEMENTS OF CONDITION
                                       ----------------------------------------------------------------

(dollars in thousands)                                                          2002                                       2001
------------------------------------------------------------------------------------------------------------------------------------
                                                      Fourth            Third           Second           First            Fourth
                                                      Quarter          Quarter          Quarter         Quarter           Quarter
------------------------------------------------------------------------------------------------------------------------------------
Assets
Earning Assets:
Loans                                           $     909,383    $     903,594    $     886,266    $     862,532    $     856,526
Federal funds sold and other                              917           10,460           35,500            8,138            2,078
Taxable investment securities                         434,243          397,015          347,436          357,584          339,589
Tax-exempt investment securities                      196,272          198,165          196,831          200,210          194,356
------------------------------------------------------------------------------------------------------------------------------------
Total Earning Assets                                1,540,815        1,509,234        1,466,033        1,428,464        1,392,549


Cash and due from banks                                32,775           41,520           39,166           34,470           38,974
Allowance for loan losses                             (12,636)         (12,900)         (12,820)         (12,399)         (12,261)
Goodwill and other identifiable intangibles             1,769            1,279            1,026              956              681
Premises, equipment and other assets                   71,136           64,841           69,059           68,269           67,015
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                    $   1,633,859    $   1,603,974    $   1,562,464    $   1,519,760    $   1,486,958
------------------------------------------------------------------------------------------------------------------------------------

Liabilities and equity
Interest-bearing liabilities:
Deposits
     Savings                                    $     334,036    $     328,699    $     319,783    $     308,006    $     308,301
     Time                                             506,896          511,917          501,934          474,328          456,489
     Time deposits greater than $100,000              117,557          101,360          110,153           98,582           76,726
Short-term borrowings                                  59,110           56,955           40,010           56,594           56,103
Long-term debt                                        313,257          295,827          301,025          297,500          302,590
------------------------------------------------------------------------------------------------------------------------------------
Total interest-bearing liabilities                  1,330,856        1,294,758        1,272,905        1,235,010        1,200,209

Noninterest-bearing deposits                          161,639          172,523          162,962          157,220          156,689
Other liabilities                                      14,138           12,098           12,604            9,571           13,510
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                   1,506,633        1,479,379        1,448,471        1,401,801        1,370,408
------------------------------------------------------------------------------------------------------------------------------------
Shareholders' equity                                  127,226          124,595          113,993          117,959          116,550
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities and
     shareholders' equity                       $   1,633,859    $   1,603,974    $   1,562,464    $   1,519,760    $   1,486,958
------------------------------------------------------------------------------------------------------------------------------------


                                                           Change in Average Balances *
                                                           ----------------------------
------------------------------------------------------------------------------------------------------------------------------------

                                                                                 2002                                       2001
------------------------------------------------------------------------------------------------------------------------------------
                                                      Fourth            Third           Second            First            Fourth
                                                      Quarter          Quarter          Quarter          Quarter          Quarter
------------------------------------------------------------------------------------------------------------------------------------
Loans                                                    6.2%             6.9%             6.0%             6.1%             5.6%
Total assets                                             9.9%            12.9%            14.1%            15.4%            15.2%
Deposits                                                13.9%            10.2%            13.3%            11.6%             9.0%
Shareholders' equity                                     9.2%            10.4%             5.0%            10.4%            17.6%
------------------------------------------------------------------------------------------------------------------------------------

 * Compares the current quarter to the comparable quarter of the prior year.



                                                CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                                -------------------------------------------

(dollars in thousands)                                                   2002                                        2001
------------------------------------------------------------------------------------------------------------------------------------
                                                         Fourth         Third         Second         First                   Fourth
                                           Annual        Quarter        Quarter       Quarter       Quarter       Annual     Quarter
------------------------------------------------------------------------------------------------------------------------------------
Interest income                          $ 96,700       $ 23,965       $ 24,413      $ 24,215      $ 24,107     $ 98,075    $ 24,609
Tax equivalent adjustment                   5,788          1,447          1,446         1,418         1,477        4,276       1,271
------------------------------------------------------------------------------------------------------------------------------------

                                          102,488         25,412         25,859        25,633        25,584      102,351      25,880
Interest expense                           46,212         11,233         11,465        11,876        11,638       52,140      12,311
------------------------------------------------------------------------------------------------------------------------------------

Net interest income                        56,276         14,179         14,394        13,757        13,946       50,211      13,569
Provision for loan losses                   3,350            600            500           650         1,600        5,080       1,330
------------------------------------------------------------------------------------------------------------------------------------

Net interest income after provision        52,926         13,579         13,894        13,107        12,346       45,131      12,239
Other income                               12,045          3,120          2,602         3,544         2,779        9,070       2,633
Security transactions                       1,034            434             64            18           518        1,704         448
Gains on mortgage sales                     1,221            425            310           101           385        1,367         500
Other expenses                             39,625         10,612          9,563        10,027         9,423       36,521       9,450
------------------------------------------------------------------------------------------------------------------------------------

Income before income taxes                 27,601          6,946          7,307         6,743         6,605       20,751       6,370
Income taxes                                3,367            863          1,121           706           677        2,879         661
Tax equivalent adjustment                   5,788          1,447          1,446         1,418         1,477        4,276       1,271
------------------------------------------------------------------------------------------------------------------------------------

NET INCOME                               $ 18,446       $  4,636        $ 4,740       $ 4,619       $ 4,451     $ 13,596     $ 4,438
------------------------------------------------------------------------------------------------------------------------------------

Tax effect of security transactions      $    362       $    152        $    22       $     6       $   181       $  596     $   157
------------------------------------------------------------------------------------------------------------------------------------

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


                                                       ANALYSIS OF OTHER INCOME
                                                       ------------------------

(dollars in thousands)                                                       2002                                      2001
------------------------------------------------------------------------------------------------------------------------------------
                                                             Fourth         Third       Second       First                    Fourth
                                                 Annual      Quarter       Quarter      Quarter      Quarter      Annual     Quarter
------------------------------------------------------------------------------------------------------------------------------------

Investment management and trust services        $   993      $  228        $  260       $  304       $  201       $  740     $  260
Service charges on deposit accounts               3,440         932           932          816          760        3,023        858
Other service charges, commissions and fees       2,796         941           568          636          651        1,783        438
Insurance premium income and commissions          2,016         503           331          652          530        1,483        432
Other income                                      2,800         516           511        1,136          637        2,041        645
------------------------------------------------------------------------------------------------------------------------------------

Total other income                              $12,045      $3,120        $2,602       $3,544       $2,779       $9,070     $1,633
------------------------------------------------------------------------------------------------------------------------------------







                                                     ANALYSIS OF OTHER EXPENSES
                                                     --------------------------

(dollars in thousands)                                                      2002                                      2001
------------------------------------------------------------------------------------------------------------------------------------
                                                            Fourth         Third       Second        First                  Fourth
                                                 Annual     Quarter       Quarter      Quarter      Quarter       Annual    Quarter
------------------------------------------------------------------------------------------------------------------------------------

Salaries and employee benefits                  $21,636     $ 5,668       $ 5,638      $ 5,178      $ 5,152     $ 18,528    $ 4,799
Net occupancy expense                             6,051       1,718         1,528        1,609        1,196        5,267      1,273
Merger and restructuring related expenses             -           -             -            -            -        1,968        285
Other operating expenses                         11,938       3,226         2,397        3,240        3,075       10,758      3,093
------------------------------------------------------------------------------------------------------------------------------------

Total other expenses                            $39,625     $10,612       $ 9,563      $10,027      $ 9,423     $ 36,521    $ 9,450
------------------------------------------------------------------------------------------------------------------------------------

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





                                                         RISK ELEMENTS ANALYSIS
                                                         ----------------------

(dollars in thousands)                                                            2002                                      2001
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Fourth           Third           Second           First            Fourth
                                                        Quarter         Quarter         Quarter          Quarter          Quarter
-----------------------------------------------------------------------------------------------------------------------------------

Non-performing assets:
     Non-accrual loans                                  $ 9,393         $ 8,640         $ 9,094          $ 9,139          $11,090
     Troubled debt restructurings                             -               -               -                -                -
Other real estate                                         1,183             684             411            2,085              631
-----------------------------------------------------------------------------------------------------------------------------------

Total non-performing assets                              10,576           9,324           9,505           11,224           11,721
Accruing loans 90 days or more past due                     961             691             981            1,167            1,659
-----------------------------------------------------------------------------------------------------------------------------------

Total risk elements                                     $11,537         $10,015         $10,486          $12,391          $13,380
-----------------------------------------------------------------------------------------------------------------------------------




Non-performing assets to period-end loans                 1.17%           1.03%           1.08%            1.28%            1.37%
-----------------------------------------------------------------------------------------------------------------------------------

90 day past due loans to period-end loans                 0.11%           0.08%           0.11%            0.13%            0.19%
-----------------------------------------------------------------------------------------------------------------------------------

Total risk elements to period-end loans                   1.28%           1.11%           1.19%            1.41%            1.56%
-----------------------------------------------------------------------------------------------------------------------------------

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




                                                       ALLOWANCE FOR LOAN LOSSES
                                                       -------------------------


(dollars in thousands)                                                           2002                                      2001
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Fourth           Third           Second           First            Fourth
                                                       Quarter         Quarter         Quarter          Quarter           Quarter
-----------------------------------------------------------------------------------------------------------------------------------

Balance at beginning of period                        $ 12,769        $ 12,626        $ 12,462         $ 12,132         $ 11,789
Loans charged off                                       (1,557)           (577)           (584)          (1,462)          (1,112)
Recoveries                                                 531             220              98              192              125
-----------------------------------------------------------------------------------------------------------------------------------

Net loans charged off                                   (1,026)           (357)           (486)          (1,270)            (987)
-----------------------------------------------------------------------------------------------------------------------------------
Provision for loan losses                                  600             500             650            1,600            1,330
-----------------------------------------------------------------------------------------------------------------------------------

Balance at end of period                              $ 12,343        $ 12,769        $ 12,626         $ 12,462         $ 12,132
-----------------------------------------------------------------------------------------------------------------------------------



Net loans charged off to average loans*                  0.45%           0.16%           0.22%            0.60%            0.46%
-----------------------------------------------------------------------------------------------------------------------------------

Provision for loan losses to average loans*              0.26%           0.22%           0.29%            0.76%            0.62%
-----------------------------------------------------------------------------------------------------------------------------------

Allowance for loan losses to loans                       1.36%           1.41%           1.43%            1.42%            1.42%
-----------------------------------------------------------------------------------------------------------------------------------

*Annualized




                                                               OTHER RATIOS
                                                               ------------

                                                                                      2002                                  2001
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Fourth            Third             Second         First        Fourth
                                                          Quarter           Quarter           Quarter        Quarter      Quarter
-----------------------------------------------------------------------------------------------------------------------------------

Investment portfolio - market to amortized cost            101.9%            102.2%            101.0%         98.7%        99.1%
Dividend payout ratio                                       39.5%             35.1%             36.0%         33.7%        33.9%
Net loans to deposits ratio, average                        80.1%             79.9%             79.8%         81.6%        84.2%
-----------------------------------------------------------------------------------------------------------------------------------





                                        MARKET PRICE AND DIVIDENDS DECLARED
                                        -----------------------------------

--------------------------------------------------------------------------------------------------------------------
                                             Closing Bid Price Range*
--------------------------------------------------------------------------------------------------------------------

                                                                                                     Dividends
                           Quarter                                  High              Low            Declared *
--------------------------------------------------------------------------------------------------------------------

2002
--------------------------------------------------------------------------------------------------------------------
                              I                                 $   27.75         $   24.35          $  0.16
                             II                                 $   29.70         $   25.55          $  0.18
                            III                                 $   27.69         $   23.90          $  0.18
                             IV                                 $   29.00         $   25.98          $  0.20
--------------------------------------------------------------------------------------------------------------------

                                                                                                     $  0.72
--------------------------------------------------------------------------------------------------------------------


2001
--------------------------------------------------------------------------------------------------------------------
                              I                                 $   20.84         $   19.40          $  0.16
                             II                                 $   28.43         $   20.10          $  0.16
                            III                                 $   28.38         $   20.57          $  0.16
                             IV                                 $   25.95         $   23.14          $  0.16
--------------------------------------------------------------------------------------------------------------------

                                                                                                     $  0.64
--------------------------------------------------------------------------------------------------------------------


2000
--------------------------------------------------------------------------------------------------------------------
                              I                                 $   19.87         $   15.44         $   0.14
                             II                                 $   19.72         $   14.34         $   0.14
                            III                                 $   20.51         $   18.59         $   0.14
                             IV                                 $   21.09         $   17.34         $   0.15
--------------------------------------------------------------------------------------------------------------------

                                                                                                    $   0.57
--------------------------------------------------------------------------------------------------------------------


 * Restated to reflect stock dividends.